UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ANNOVIS BIO, INC.

PLEASE VOTE NOW!

Meeting Materials: Notice of Meeting and Proxy Statement & Form 10-K.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 17, 2025 For Stockholders of record as of April 28, 2025.

ANNOVIS BIO, INC.

Annual Meeting of Stockholders

Tuesday, June 17, 2025, 10:00 AM Eastern Time
To be held virtually

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: https://web.viewproxy.com/annovisbio/2025

To vote your proxy while visiting this site, you will need the 11 digit control number in the box on this page.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or Email copy of the proxy material, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2025.

TO ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS.

Internet: https://web.viewproxy.com/annovisbio/2025

Phone:
1-877-777-2857

Email:
requests@viewproxy.com
* If requesting material by Email, please send a blank Email with the 11 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your Email requesting material.

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SEE REVERSE FOR FULL AGENDA

Annovis Bio, Inc. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” ON PROPOSALS 1 AND 2. Proposal 1: To elect the five director nominees named in the accompanying Proxy Statement; 01 Michael Hoffman 02 Maria Maccecchini 03 Claudine Bruck 04 Reid McCarthy 05 Mark White Proposal 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and Note: To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof. Annual Meeting of Stockholders

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX ANNOVIS BIO, INC. 2025 Annual Meeting Vote by June 16, 2025 11:59 PM ET You invested in ANNOVIS BIO, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2025. View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 17, 2025 10:00 AM EST Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: https://web.viewproxy.com/annovisbio/2025

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. ANNOVIS BIO, INC. 2025 Annual Meeting Vote by June 16, 2025 11:59 PM ET 1. Election of Directors Nominees: 01 Michael Hoffman 03 Claudine Bruck 05 Mark White 02 Maria Maccecchini 04 Reid McCarthy For 2 To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and For NOTE: To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.